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                                                                   EXHIBIT 10.55

                           ALLONGE TO PROMISSORY NOTE

Amount:  $300,000                                       Detroit, Michigan

Dated:  March 27, 1997

     UNDER date of October 18, 1996, the undersigned ("Borrower") made and delivered to the Jay F. Joliat Qualified Terminable Interest Marital Trust, u/a/d 4-8-82 ("Lender") a Secured Promissory Note in the principal amount of $300,000 (the "Note").

     At this time, Borrower has requested that Lender adjust the rate at which interest accrues on the unpaid principal balance under the Note.

     Accordingly, Lender and Borrower hereby agree to amend the Note in the following particular:

     1. Rate at which interest accrues on the unpaid principal balance under the Note is hereby modified from 14% to 10% per annum.

     2. The Lender is the Jay F. Joliat Qualified Terminable Interest Marital Trust, u/a/d 4-8- 82.

     3. This Allonge is but an amendment to the Note by way of modification and does not constitute payment, satisfaction or discharge of the Note or any obligation thereunder. The Note, the Loan Commitment Letter and the Security Agreement and all documents delivered by Borrower to secure its obligations under the Note and any and all other documents executed by Borrower in connection with the delivery of the Note are hereby ratified and confirmed as being in full force and effect, as modified hereby. In addition, Borrower represents and warrants that it has no defense to payment or claims of offset under the Note.

THIS ALLONGE HAS BEEN EXECUTED AND DELIVERED ON MARCH 27, 1997.

BORROWER:

Caraco Pharmaceutical Laboratories, Ltd., a Michigan corporation

By: /s/ William R. Hurd
   --------------------------------
William R. Hurd
Its:  President and Chief Operating Officer

ACCEPTANCE:
-----------

     THE UNDERSIGNED hereby accepts the foregoing Allonge Promissory Note in accordance with its terms.



JAY F. JOLIAT QUALIFIED TERMINABLE
INTEREST MARITAL TRUST, U/A/D 4-8-82

/s/ Jay F. Joliat
--------------------------------------
Jay F. Joliat, Individually and as Trustee